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                                                                    EXHIBIT 10.4

                        HUGHES ELECTRONICS CORPORATION

                                FIRST AMENDMENT
              TO REVOLVING CREDIT AGREEMENT (MULTI-YEAR FACILITY)

     This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (MULTI-YEAR FACILITY) (this "Amendment") is dated as of December 15, 1998 and entered into by and among HUGHES ELECTRONICS CORPORATION (formerly known as HUGHES NETWORK SYSTEMS, INC.), a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the administrative agent for the Banks (in such capacity the "Administrative Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK as syndication agent (the "Syndication Agent") and CITICORP USA, INC. and THE CHASE MANHATTAN BANK as documentation agents (in such capacity the "Documentation Agents") and is made with reference to that certain Credit Agreement (Multi-Year Facility) dated as of December 5, 1997 (as so amended, the "Credit Agreement"), by and among the Borrower, the lending institutions identified therein, the Administrative Agent, the Syndication Agent and the Documentation Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITAL

          WHEREAS, Borrower and Banks desire to amend the Credit Agreement to make certain amendments as set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     1.   AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1:  Definitions
               -------------------------------------

          (A) The definition of "References Banks" in Subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "'Reference Banks' means Bank of America, Morgan Guaranty Trust Company of New York, The Chase Manhattan Bank and Citibank, N.A."

          1.2  Amendment to Section 11:  Miscellaneous Provisions
               --------------------------------------------------

     The following shall be deleted from the end of the first sentence of
Section 11.11(a):

"; provided, further, that upon any such assignment hereunder, such Bank shall concurrently assign to the same Assignee a ratable portion of its loans, commitments and other rights and obligations under the Revolving Credit Agreement (364-Day Facility) dated as of even date herewith, among Borrower, the banks parties thereto, Bank of America National Trust and Savings Association, as administrative agent, Morgan Guaranty Trust Company of New York, as

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syndication agent and Citicorp USA, Inc. and The Chase Manhattan Bank as documentation agents."

     2.   BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

          (A)  Corporate Power and Authority.  Borrower has all requisite
               -----------------------------
corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          (B)  Authorization of Agreements.  The execution and delivery of this
               ---------------------------
Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

          (C)  No Contravention.  There is no charter, by-law, or capital stock
               ----------------
provision of Borrower and no provision of any indenture or material agreement, written or oral, to which Borrower is a party or under which Borrower is obligated, nor is there any statute, rule or regulation, or any judgment, decree or order of any court or agency binding on Borrower which would be contravened by the execution, delivery and performance of any provision, condition, covenant or other term of this Amendment or the Amended Agreement.

          (D)  Binding Obligation.  This Amendment and the Amended Agreement are
               ------------------
the legal, valid and binding obligation of Borrower, enforceable against it in accordance with their terms, and any instrument or agreement required hereunder or by the Amended Agreement, when executed and delivered, will be similarly valid, binding and enforceable.

          (E)  Incorporation of Representations and Warranties From Credit
               -----------------------------------------------------------
Agreement.  The representations and warranties contained in Section 6 of the
---------
Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          (F)  Absence of Default.  No event has occurred and is continuing or
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will result from the consummation of the transactions contemplated by this
Amendment that would constitute an Event of Default or a Unmatured Event of Default.

     3.   MISCELLANEOUS

          (A)  Reference to and Effect on the Credit Agreement and the Other
               -------------------------------------------------------------
Loan Documents.
--------------

          (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import

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referring to the Credit Agreement, and each reference in the other documents entered pursuant to the Credit Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other documents entered pursuant to the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

          (B)    Headings.  Section and subsection headings in this Amendment
                 --------
are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (C)    California Law.  The interpretation, enforcement and effect of
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this Agreement, the Loans and any agreements, contracts, indentures, documents or instruments delivered in accordance herewith, shall be governed and controlled in all respects by and construed according to the substantive laws of the State of California, to the jurisdiction of whose courts the parties hereto hereby agree to submit.

          (D)    Counterparts; Effectiveness.  This Amendment may be executed in
                 ---------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrower and the Majority Banks and receipt by Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                 [Remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              HUGHES ELECTRONICS CORPORATION

                              By: __________________________

                              Name:

                              Title:

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                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as Administrative
                         Agent

                         By: __________________________
                                  Gina Meador
                                 Vice President

                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as a Bank

                         By: __________________________
                                 Dianne Allen
                                Vice President

                         NATIONSBANK, N.A., as a Bank, successor by merger to NationsBank of Texas, N.A.

                         By: __________________________
                                  Dianne Allen
                                 Vice President

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                    MORGAN GUARANTY TRUST COMPANY OF
                    NEW YORK, as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    THE CHASE MANHATTAN BANK, as
                    Documentation Agent and a Bank

                    By: ___________________________

                    Name:

                    Title:

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                    LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                    LOS ANGELES AGENCY, as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    THE MITSUBISHI TRUST & BANKING
                    CORPORATION, NEW YORK BRANCH, as a
                    Bank

                    By: __________________________

                    Name:

                    Title:

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                    TORONTO DOMINION (TEXAS), INC., as a
                    Bank

                    By: __________________________

                    Name:

                    Title:

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                    CREDIT LYONNAIS NEW YORK BRANCH, as a
                    Bank

                    By: __________________________

                    Name:

                    Title:

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                    DEUTSCHE BANK AG NEW YORK AND/OR
                    CAYMAN ISLANDS BRANCHES, as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    THE FIRST NATIONAL BANK OF CHICAGO,
                    as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    FIRST NATIONAL BANK OF MARYLAND, as a
                    Bank

                    By: __________________________

                    Name:

                    Title:

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                    THE FUJI BANK LIMITED LOS ANGELES
                    AGENCY, as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    CITICORP USA, INC., as Documentation Agent
                    and a Bank

                    By: __________________________

                    Name:

                    Title:

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                    BANCA DI ROMA-SAN FRANCISCO BRANCH,
                    as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    THE BANK OF NEW YORK, as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    INSTITUTO BANCARIO SAN PAOLO DI
                    TORINO SpA, as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    UNION BANK OF CALIFORNIA, N.A., as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    CIBC, INC., as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    BANKERS TRUST COMPANY, as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    CREDIT SUISSE FIRST BOSTON, as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    THE INDUSTRIAL BANK OF JAPAN, LIMITED
                    LOS ANGELES AGENCY, as a Bank

                    By: __________________________

                    Name:

                    Title:

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                    WESTDEUTSCHE LANDESBANK
                    GIROZENTRALE, as a Bank

                    By: __________________________

                    Name:

                    Title:



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